UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2003

Daktronics, Inc.

(Exact name of Registrant as specified in its charter)

South Dakota	0-23246	46-0306862
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

331 32ndAvenue
Brookings, SD 57006
(Address of principal executive offices, zip code)

(605) 697-4000
(Registrant’s telephone number, including area code)

        Former name or former address, if changed since last report: not applicable.

Item 7. Financial Statements and Exhibits:

(c)  Exhibits

99.1 Press Release dated June 4, 2003, issued by Daktronics, Inc.

Item 9. Regulation FD Disclosure

        On June 4, 2003, the company issued a press release announcing financial results for the quarter and fiscal year ending May 3,2003. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference. The information furnished under “Item 9. Regulation FD Disclosure” is intended to be furnished under “Item 12.   Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8616.

        The information in this Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1934, as amended.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By:	/s/ William R. Retterath
William R. Retterath, Chief Financial Officer

Date: June 4, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 4, 2003 issued by Daktronics, Inc.